Interim Statements of Cash Flows (Unaudited) - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2025	Jun. 30, 2024	Dec. 31, 2024
Cash flows from operating activities:
Net loss	$ (1,252)	$ (871)
Less: Net loss (income) from discontinued operations	58	(14)
Loss from continuing operations	(1,194)	(885)
Adjustments to reconcile loss from continuing operations to net cash used in operating activities:
Share-based compensation	150	5
Change in fair value of convertible securities	326	379
Effect of exchange rates	6	(5)
Accrued interest on short-term debt from shareholders		18
Change in operating assets and liabilities:
Prepaid expenses and other current assets	88	221
Accounts payable	13	(4)
Accrued expense and other current liabilities	178	98
Cash used in operating activities from continuing operations	(433)	(173)
Net cash used in operating activities from discontinued operations		(7)
Net cash used in operating activities	(433)	(180)
Cash flows from financing activities:
Proceeds from issuance of convertible securities (of which $50 and $150 are with related parties in 2025 and 2024, respectively)	435	951	$ 1,000
Payments in connection with deferred offering costs	(75)	(70)
Net cash provided by financing activities	360	881
Cash used in financing activities from discontinued operations
Cash provided by financing activities	360	881
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(6)	5
Net increase (decrease) in cash and cash equivalents	(79)	706
Cash, cash equivalents and restricted cash at beginning of period	311	210	210
Cash, cash equivalents and restricted cash at end of period	232	916	311
Supplemental disclosure of non-cash financing activities:
Offering cost included in accrued expense and other current liabilities	43	21
Cash and cash equivalents	203	900	284
Restricted cash	29	16	$ 27
Cash, cash equivalents and restricted cash at end of year	$ 232	$ 916